UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COMPUTER SOFTWARE INNOVATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COMPUTER SOFTWARE INNOVATIONS, INC.

900 East Main Street, Suite T

Easley, SC 29640

www.csi-plus.com

April 20, 2006

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 10, 2006

We will hold the Annual Meeting of Stockholders of Computer Software Innovations, Inc. (the “Company”) on May 10, 2006 at 9:00 a.m. local time at the Company’s headquarters, 900 E. Main Street, Suite T Easley, South Carolina 29640.

The purpose of the Annual Meeting is to consider and take action on the following:

1. Election of four directors, Anthony H. Sobel, Nancy K. Hedrick, Shaya Phillips and Thomas P. Clinton, each for an approximate term of one year ending at the next Annual Meeting and until his or her successor is duly elected and qualified;

2. Approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, in order to permit the further solicitation of proxies; and

3. Any other business that properly comes before the Annual Meeting and any adjournments thereof.

Stockholders of record as of April 14, 2006 may vote at the Annual Meeting. This proxy statement, the accompanying proxy card, and our 2005 Annual Report are being mailed or otherwise distributed to you on or about April 20, 2006. Please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

Your vote is very important. Your proxy may be revoked at any time before the vote at the Annual Meeting by following the procedures outlined in the accompanying proxy statement.

By Order of the Board of Directors,

/s/ Nancy K. Hedrick
Nancy K. Hedrick
President and Chief Executive Officer

GENERAL INFORMATION ABOUT PROXIES AND VOTING

Solicitation, Use and Revocation of Proxies

Our Board of Directors solicits the accompanying proxy for use at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”). Giving your proxy means that you authorize the persons indicated on the proxy card to vote your shares at the Annual Meeting in the manner you direct. If you sign, date and return the enclosed proxy card but do not specify how to vote, your shares will be voted for (i) the election of the nominees designated below to serve for an approximate one-year term ending at the Annual Meeting of Stockholders in 2007; and (ii) approval of the proposal for adjournment in order to permit further solicitation of proxies. You also authorize such persons to vote on all other matters that may properly come before the Annual Meeting or any adjournments thereof. You may revoke your proxy at any time before it is voted at the Annual Meeting by:

(i)	delivering to our Secretary a signed notice of revocation or a new proxy card with a later date; or

(ii)	voting in person at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by us. The costs of printing and mailing the proxy materials is estimated to be $2,500. Certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries, for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of common stock.

Your attendance at the Annual Meeting in itself does not constitute revocation of your proxy. Before the Annual Meeting, any written notice of revocation should be sent to Computer Software Innovations, Inc., 900 E. Main Street, Suite T, Easley, South Carolina 29640, Attention: Secretary. Any notice of revocation that is delivered at the Annual Meeting should be hand delivered to our Secretary before a vote is taken. You may be asked to present documents for the purpose of establishing your identity as a Computer Software Innovations, Inc. stockholder.

Record Date, Voting Rights and Outstanding Shares

Our Board of Directors has established the close of business on April 14, 2006, as the record date for determining stockholders entitled to receive notice of and to vote on proposals at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Only holders of record of our common stock on the record date are entitled to vote at the Annual Meeting. Holders of common stock on the record date are entitled to one vote per share on each matter voted upon at the Annual Meeting. As of the record date, there were 3,345,680 shares of common stock outstanding.

Quorum, Voter Requirements and Effect of Abstentions and Broker Non-Votes

A quorum is necessary for the transaction of business at the Annual Meeting. A quorum exists when holders of a majority of the total number of issued and outstanding shares of common stock that are entitled to vote at the Annual Meeting are present in person or by proxy. At the Annual Meeting, the Secretary will determine the presence of a quorum and tabulate the results of the voting by stockholders. The Secretary will treat valid proxies marked “abstain” or proxies required to be treated as broker “non-votes” as present for purposes of determining whether there is a quorum at the Annual Meeting. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker nominee does not have discretionary voting power and has not received instructions from the beneficial owner of the shares. Abstentions with respect to any matter will have the same effect as a vote against that proposal.

A plurality of the votes of the holders of the common stock present at the Annual Meeting, in person or represented by proxy, and entitled to vote on the election of directors, is required for the election of directors. This means that the nominees for director who receive the greatest number of votes cast will be elected. The proposal for adjournment will require the approval of a majority of the votes of the record holders present at the meeting, and present in person or represented by proxy, and entitled to vote on the matter.

Management and the Board of Directors are not aware of any matters to be presented for action at the Annual Meeting other than the election of directors as stated in the Notice of Annual Meeting of Stockholders. If any such matter requiring a vote of the stockholders should properly come before the Annual Meeting, unless otherwise instructed, it is the intention of the persons named in the proxy card to vote such proxy in accordance with their best judgment.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Amended and Restated Certification of Incorporation and our Amended and Restated Bylaws set our Board of Directors (the “Board”) at three to nine members, with the exact number within that range to be fixed from time to time by the Board of Directors. Our Board currently consists of four members. The Board of Directors has nominated Anthony H. Sobel, Nancy K. Hedrick, Shaya Phillips and Thomas P. Clinton, each of whom is an incumbent director, for re-election to the Board of Directors for an approximate one-year term ending at the 2007 Annual Meeting of Stockholders.

If any nominee is unable to serve as a director, the persons named in the enclosed proxy reserve the right to vote for a lesser number of directors or for a substitute nominee designated by our Board of Directors, to the extent consistent with our Certificate of Incorporation, as amended, and our Amended and Restated Bylaws. All of the nominees listed above have consented to be nominated and to serve if elected. We do not expect that any nominee will be unable to serve.

Directors Standing for Re-Election - To Hold Office Until 2007

ANTHONY H. SOBEL, (51), has served as a director and Chairman of the Board since January 31, 2005. Since January 1996, he has been the CEO of Montana Metal Products, L.L.C., a precision sheet metal fabrication and machining company located in Des Plaines, Illinois. Mr. Sobel is chairman of the Board’s Audit Committee and a member of its Compensation Committee.

NANCY K. HEDRICK, (56), has served as President and Chief Executive Officer since January 31, 2005. She has served as a director since February 2005. Prior to the Company’s February 2005 merger, Ms. Hedrick held the position of President of Computer Software Innovations, Inc., a South Carolina corporation and predecessor to the Company (“CSI-South Carolina”) for approximately fifteen years. Ms. Hedrick was a founder of CSI-South Carolina.

SHAYA PHILLIPS, (45), has served as a director since January 31, 2005. From March 2002 until the present, Mr. Phillips has been the Assistant Vice President of Information Technology at the Fashion Institute of Technology of the State University of New York. The Fashion Institute of Technology is a public institution of higher education with an emphasis on design, fashion and business education. From January 2000 to March 2002, Mr. Phillips was a consultant for CSSP, an unincorporated association that was engaged in the business of network consulting. From January to November 2001, Mr. Phillips was the Chief Operating Officer and Chief Technology Officer of Global Broadband, Inc. a telecommunications company. From March 1998 to January 2001, Mr. Phillips was the Director of Enterprise Technology for St. Johns University. Mr. Phillips is chairman of the Board’s Compensation Committee and a member of the Audit Committee.

THOMAS P. CLINTON, (43), has served as Vice President of Sales since January 31, 2005. He has served as a director since February 2005. Mr. Clinton served as Vice-President of Sales for CSI-South Carolina from February 1999 to February 2005. Mr. Clinton oversees the Company’s sales efforts both in the Software Applications Segment as well as the Technology Solutions Segment.

Our Board of Directors recommends that the holders of common stock vote “FOR” incumbent directors Anthony H. Sobel, Nancy K. Hedrick, Shaya Phillips, and Thomas P. Clinton.

GOVERNANCE OF THE COMPANY

Our business and affairs are managed under the direction of the Board of Directors in accordance with the Delaware General Corporation Law and our Certificate of Incorporation, as amended, and our Amended and Restated Bylaws. Members of the Board of Directors are kept informed of our business through discussions with management, by reviewing materials provided to them, and by participating in meetings of the Board of Directors and its committees. The corporate governance practices that we follow are summarized below.

Independence

The Board of Directors has determined that two of its four current members are independent as defined by the Nasdaq National Market (“Nasdaq”) Listing Standards, including the following: Anthony H. Sobel and Shaya Phillips.

Code of Business Conduct and Ethics

The Board of Directors has approved a Code of Business Conduct and Ethics for our directors, chief executive officer, chief financial officer, other officers and employees. The Code addresses such topics as protection and use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading.

Meeting Attendance

Board and Committee Meetings

During 2005, each incumbent member of the Board of Directors attended at least 75 percent of the aggregate meetings of the Board of Directors and the committees on which they served.

Annual Meeting of Stockholders

In the absence of extenuating circumstances, each member of the Board of Directors is expected to attend the Annual Meeting.

Committees of the Board

The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. Membership on the Board of Directors in each standing committee, as of April 20, 2006, was as follows:

Name	Board		Audit		Compensation
Anthony H. Sobel	X	*	X	*	X
Nancy K. Hedrick	X
Shaya Phillips	X		X		X	*
Thomas P. Clinton	X
Total Number of Meetings in 2005	7		4		1

*	Chairman

Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The Audit Committee’s role includes discussing with management the Company’s processes to manage business and financial risk and for compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation and oversight of the independent registered public accounting firm engaged to prepare or issue audit reports on the financial statements of the Company. The Audit Committee relies on the expertise and knowledge of management and the internal auditors in carrying out its oversight responsibilities. The specific responsibilities in carrying out the Audit Committee’s oversight role are delineated in the Audit Committee Charter set forth in Appendix A to this proxy statement.

The Board of Directors, in its business judgment, has determined that the members of the Audit Committee are independent as defined by regulations of the Securities and Exchange Commission and the Nasdaq Listing Standards. The Board of Directors has also determined that the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee. However, the Board of Directors has determined that none of the members serving on the Audit Committee qualifies as an “audit committee financial expert” as defined by regulations of the Securities and Exchange Commission. The Board believes that despite the lack of an audit committee financial expert, the Audit Committee possesses the requisite knowledge for a company of our size and complexity.

The Audit Committee is authorized to engage or consult from time to time, as appropriate, at our expense, independent legal counsel and other experts and advisors it considers necessary, appropriate or advisable in the discharge of its responsibilities.

Compensation Committee

The primary responsibilities of the Compensation Committee are to (a) review and approve the compensation of the chief executive officer and other executive officers of the Company, (b) review executive bonus plan allocations, (c) oversee and advise the Board of Directors on the adoption of policies that govern the Company’s compensation programs, (d) oversee the Company’s administration of its equity based compensation and other benefit plans, and (e) approve grants of stock options and stock awards to directors, officers and employees of the Company under its stock plan. The Compensation Committee is authorized to engage or consult from time to time, as appropriate, at our expense, consultants, independent legal counsel and other experts and advisors it considers necessary, appropriate or advisable in the discharge of its responsibilities. The members of our Compensation Committee are independent as defined in the Nasdaq Listing Standards.

Director Nominations

The Board of Directors does not have a standing Nominating Committee. We believe that due to the current size of our Board of Directors, it is more beneficial and efficient to have all of the directors identify and evaluate potential nominees. On March 20, 2006, the Board of Directors adopted a Policy for Nomination of Directors. This policy is included as Appendix B to this proxy statement.

In the Policy for Nomination of Directors, the Board of Directors set forth guidelines for the evaluation of potential nominees, including the following:

•	The ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;

•	The extent to which the prospective nominee helps the Board reflect the diversity of the Company’s stockholders, employees and customers; and

•	The willingness of the prospective nominee to abide by the Company’s Code of Business Conduct and Ethics and other policies applicable to directors.

These guidelines apply to both potential nominees selected by the Board and those recommended by stockholders.

Stockholders entitled to vote for the election of directors may submit candidates for consideration if we timely receive written notice, in proper form, for each such recommended nominee. If the notice is not written and in proper form, then the Board of Directors cannot consider the nominee. To be in proper form, the notice must satisfy the requirements of our Amended and Restated Bylaws and applicable law, including (a) each nominee’s written consent to be named as a nominee and to serve, if elected; (b) the name, date of birth and business address of the nominee; and (c) information about the person nominated for election conforming with the Securities and Exchange Commission’s biographical requirements for directors. Additionally, the stockholder submitting the nomination must (x) provide his or her name and business address; (y) evidence setting forth the class and number of shares of the Company owned by the submitting stockholder; and (z) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other required filings in connection with solicitations of proxies for elections of directors in accordance with Section 14 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder.

A notice submitted for the nomination of a director must be received at the Company’s executive offices not less than 45 days nor more than 60 days prior to the anniversary date of the mailing of proxy materials for the immediately preceding annual meeting of stockholders. If that date is not within 30 days before or after such anniversary date, the notice must be received not later than 10 days after the notice of the date of the annual meeting was mailed or public disclosure of the annual meeting date was made, whichever first occurs. All stockholder nominations should be sent to:

David B. Dechant

Chief Financial Officer

Computer Software Innovations, Inc.

900 E. Main Street, Suite T

Easley, South Carolina 29640

Selection of Current Director Nominees

The nominees for director all currently serve on the Board of Directors. Anthony H. Sobel and Shaya Phillips have served on the Board since January 31, 2005. They were elected to the Board by our predecessor, Computer Software Innovations, Inc., a South Carolina corporation (“CSI-South Carolina”), acting as majority stockholder by non-unanimous written consent. On January 31, 2005, CSI-South Carolina purchased from Maximum Ventures, Inc., a New York corporation (“Maximum Ventures”) approximately 77% of the issued and outstanding common stock of the Company, then known as VerticalBuyer, Inc. (“VerticalBuyer”).

Prior to the closing of the Maximum Ventures transaction, Messrs. Sobel and Phillips had no previous association with VerticalBuyer or CSI – South Carolina. Prior to CSI – South Carolina and VerticalBuyer entering into any definitive merger agreements, the management of CSI – South Carolina was having difficulty in identifying and securing independent director candidates that it thought would add value to the Company. Accordingly, management solicited advice from Barron Partners LP (“Barron”), currently the holder of our preferred stock and common stock warrants, regarding potential independent director candidates. Barron introduced Messrs. Sobel and Phillips, as well as Thomas V. Butta, who resigned as a director effective February 22, 2006. Mr. Sobel, who had no prior business or investment ties to Barron, has experience in the management and financing of emerging enterprises. Mr. Sobel is the chief executive officer of Montana Metal Products, L.L.C., a precision sheet metal manufacturing concern. Robert F. Steel, a consultant to us who is also an investor in Barron, is an investor with Mr. Sobel in Montana Metal Products. Mr. Phillips was introduced to CSI – South Carolina because of his experience in technology and software-based businesses. Mr. Phillips previously served as chief operating officer and chief technology officer of Global Broadband, Inc., a concern in which Barron years earlier had invested. Mr. Phillips has consulted in the past on a limited basis for Barron with respect to technology investments.

In connection with the merger transaction on February 11, 2005 pursuant to which CSI-South Carolina merged into the Company, Nancy K. Hedrick and Thomas P. Clinton were appointed to the Board of Directors. Ms. Hedrick and Mr. Clinton are former CSI-South Carolina shareholders, and serve as President and CEO and Vice-President of Sales, respectively, of the Company.

Communications with the Board of Directors

Stockholders may communicate directly with the Board of Directors. All communications to the Board or a named director should be directed to the Company’s Chief Financial Officer at the address below and should be marked “Confidential.” If no party is specified, the communication will be forwarded to the entire Board of Directors. Each communication intended for the Board of Directors and received by the Chief Financial Officer will be forwarded to the specified party(ies) following its clearance through normal security procedures used for regular mail. The communication will be forwarded without review to the intended recipient(s). Stockholder communications to the Board of Directors should be sent to:

David B. Dechant

Chief Financial Officer

Computer Software Innovations, Inc.

900 E. Main Street, Suite T

Easley, South Carolina 29640

Director Compensation

Employee directors do not receive any compensation for serving on our Board of Directors. Non-employee directors do not receive any cash compensation for serving on the board, but are reimbursed for incidental expenses related to attendance at board meetings.

On February 21, 2006, the Compensation Committee of the Board of Directors and the full Board of Directors approved awards of common stock for our outside directors under the Company’s 2005 Incentive Compensation Plan (the “Plan”). Directors receiving awards under the Plan were Anthony H. Sobel, Chairman; Shaya Phillips; and Thomas V. Butta. Mr. Sobel was granted 98,496 shares, while Messrs. Phillips and Butta were granted 49,248 shares each. One-third of the awarded shares vested immediately upon approval. An additional one-third vested on February 28, 2006, with the final one-third to vest on February 28, 2007. Except in the event of a change in control of the Company, the directors may not sell any shares awarded to them prior to March 1, 2007. If a director’s service terminates prior to a vesting date, all unvested shares will be forfeited, subject to exception in the discretion of the Board. As a result of his resignation as a director on February 22, 2006, Mr. Butta forfeited 32,832 shares.

Resignation of Thomas V. Butta

Thomas V. Butta resigned from the Company’s Board of Directors effective February 22, 2006. His resignation was not the result of any disagreement relating to the Company’s operations, policies or practices. Rather, Mr. Butta resigned in order to devote his full attention to his responsibilities at an unaffiliated company of which he is the Chief Executive Officer. Mr. Butta served on the Board’s Audit and Compensation Committees.

Executive Officers

Set forth below is biographical information of executive officers of the Company that do not also serve on the Board of Directors:

DAVID B. DECHANT, (41), has served as Chief Financial Officer since May 6, 2005. Mr. Dechant succeeded the former interim CFO, Joe G. Black, who had agreed to remain with the Company following its February 2005 merger until a permanent CFO could be retained.

Prior to his appointment as CFO of CSI, Mr. Dechant was employed from October 2004 until May 2005 as the CFO of NTM, Inc., a manufacturer in Greenville, SC providing performance enhancement and recycling of PET (polyethylene terephthalate) polymer. Previously, he consulted with Bowater, Incorporated from May 2004 to October 2004, providing implementation support for meeting the requirements of the Sarbanes-Oxley legislation. Bowater, headquartered in Greenville, SC, is a manufacturer of newsprint, coated and specialty papers and pulp and forest products.

From January 2004 to April 2004, Mr. Dechant was the CFO/COO and supported succession planning activities in a short-term role with Millenium Manufacturing, LLC and its affiliates, manufacturers of steel arch and specialty chemical storage buildings. Millenium Manufacturing is located in Boone, NC. From November 2002 to January 2004, Mr. Dechant served Bowater as the Acting Manager of the Compliance Department, which position involved overseeing the drafting and coordinating of SEC filings and other public disclosures. From January 2002 to June 2002, Mr. Dechant recruited and placed financial personnel in management roles while working as a recruiting manager in Greenville, SC for Robert Half International Inc., a specialized financial recruiting service.

From July 2000 to the present, Mr. Dechant has been a minority shareholder of, and has acted in a management and consulting capacity for, Legal Eagle, Inc, and its affiliates. In this role, Mr. Dechant has provided financial management services and support for strategic decision making, customer proposals, presentations of services, and software demonstrations and design. Mr. Dechant assisted the company with the establishment of its first satellite office, and at times has supported the business on a full-time basis when not heavily engaged in other business or consulting activities. Legal Eagle and its affiliates, headquartered in Greenville, SC, provide duplication, imaging and paralegal services and software primarily to the legal and corporate communities.

Prior to working for Legal Eagle, Mr. Dechant consulted for PowerCerv Corporation from April 2000 to June 2000. PowerCerv, located in Anderson, SC, was a developer of Enterprise Resource Planning (“ERP”) Software. As a senior business consultant for PowerCerv, Mr. Dechant was responsible for the design and specification of systems and enhancements to the PowerCerv ERP products, with an emphasis on the Financial Module, and its Executive Information Dashboard.

BEVERLY N. HAWKINS, (43), has served as Vice-President of Product Development since January 1, 2006. In this role, Ms. Hawkins oversees the software development activities of the Company. From January 31, 2005 through December 31, 2005, Ms. Hawkins served as Vice President of Support Services, in which role she oversaw the provision of customer service and support solutions for the Company’s software and technology products. Ms. Hawkins has served as Secretary of the Company since January 31, 2005. Ms. Hawkins previously served as Vice-President of Support Services of CSI – South Carolina from February 1999 until February 2005. From January 1990 until February 1999, she served as Vice President. Ms. Hawkins was a founder of CSI-South Carolina.

WILLIAM J. BUCHANAN, (41), has served as Vice-President of Delivery and Support since January 1, 2006. In this role, Mr. Buchanan oversees the provision of the Company’s engineering services and customer support services for the Technology Solutions Segment and the Software Applications Segment. From January 31, 2005 through December 31, 2005, Mr. Buchanan served as Vice President of Engineering. Mr. Buchanan has served as Treasurer of the Company since January 31, 2005. From January 1999 to February 2005, Mr. Buchanan held the position of Vice President of Engineering with CSI-South Carolina.

Effective February 11, 2005, all of the executive officers above, except for Mr. Dechant, entered into employment agreements with the Company. Mr. Dechant entered into his employment agreement with the Company on May 6, 2005. These agreements are described under “Executive Compensation—Employment Agreements” below.

EXECUTIVE COMPENSATION

The table below sets forth, for the fiscal years ended December 31, 2005, 2004 and 2003, the cash compensation for the named executive officers of the Company. Amounts for 2004 and 2003 reflect compensation by CSI-South Carolina, a predecessor to the Company.

Summary Compensation Table

Name and Principal Position	Annual Compensation
	Year	Salary ($)	Bonus ($)
Nancy K. Hedrick President and Chief Executive Officer	2005 2004 2003	183,786 160,200 120,000	— 125,000 180,000
Beverly N. Hawkins Secretary and V.P. of Product Development	2005 2004 2003	183,786 160,200 120,000	— 125,000 180,000
Thomas P. Clinton V.P. of Sales	2005 2004 2003	183,786 160,200 120,000	— 125,000 180,000
William J. Buchanan Treasurer and V.P. of Delivery and Support	2005 2004 2003	183,786 160,200 120,000	— 125,000 180,000

Option and Stock Grants

No option or stock grants were made to our named executive officers in 2005. None of our named executive officers now hold, or held or exercised in 2005, options or stock appreciation rights.

Employment Agreements

On February 11, 2005, we entered into written employment agreements with four of our executive officers: Nancy K. Hedrick, President and Chief Executive Officer; Thomas P. Clinton, Vice President of Sales; William J. Buchanan, Vice President of Support Services (as of January 1, 2006); and Beverly N. Hawkins, Vice President of Product Development (as of January 1, 2006). All such employment agreements are identical except for name and job title. They provide for: a term of three years, expiring on February 10, 2008, with automatic renewals of one year thereafter in the absence of either party giving 30 days advance notice; compensation at a rate of $185,000 a year, plus such bonuses and raises as our Board of Directors in its discretion may determine; provisions prohibiting us from modifying the executives’ job responsibilities and duties in a manner inconsistent with the executive’s job position and prohibiting us from relocating the executive’s principal location of employment in Easley, South Carolina to more than thirty miles away; termination by us for cause; provisions prohibiting the executive from competing with us, soliciting our customers or suppliers, or employing any of our employees, at our election, for the longer of one year after termination of employment or the remainder of the initial three year term plus one year upon a voluntary termination of employment; confidentiality; severance benefits in the event of termination by us without cause equaling 18 months of base salary; and consideration for the non-compete provisions, to be paid over a one year period following termination of employment, equal to 75% of the average of the employee’s base salary and bonuses during the period of his or her employment. The employment agreements also contain other standard provisions for employment agreements of this type.

On May 6, 2005, the Company entered into a written employment agreement with David B. Dechant, whereby Mr. Dechant serves as Chief Financial Officer of the Company. The Employment Agreement provides for: at-will employment terminable by either party upon 30 days written notice; compensation at a rate of $110,000 a year, plus such bonuses and raises as the Board of Directors in its discretion may determine; provisions prohibiting the executive from competing with the Company, soliciting its customers or suppliers, or employing any of its employees, at its election, for one year after termination of employment; confidentiality; and severance benefits in the event of termination by the Company without cause (which would include the Company materially modifying the executive’s job responsibilities or relocating the executive’s principal location of employment from Easley, South Carolina to more than thirty miles away) equaling six months of base salary plus one additional month of such base salary for each year of service with the Company, not to exceed eighteen months. The employment agreement also contains other standard provisions for employment agreements of this type.

SECURITIES OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of March 17, 2006, certain information with respect to beneficial ownership of shares of our common stock by each of the members of the Board of Directors, by each of our named executive officers identified in “Executive Compensation - Summary Compensation Table,” by all directors and executive officers as a group, and by each other person known to us who owns more than five percent of our common stock.

The business address of each named person or group is 900 East Main Street, Suite T, Easley, South Carolina 29640.

Name	Common Stock Beneficially Owned(1)	Approximate Percentage of Class(2)
Nancy K. Hedrick	505,381	15.5
Thomas P. Clinton	505,381	15.5
Beverly N. Hawkins	505,381	15.5
William J. Buchanan	505,381	15.5
Anthony H. Sobel	98,496	3.0
Shaya Phillips	49,248	1.5
All present executive officers and directors as a group (7 persons)	2,169,264	66.3
Joe G. Black(3)	505,381	15.5
Robert F. Steel(4)	172,367	5.27
Kenneth A. Steel, Jr.(4)	172,367	5.27

(1)	Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if that person, directly or indirectly, has or shares the powers to direct the voting of the security or the power to dispose or direct the disposition of the security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities with respect to which that person has the right to acquire beneficial ownership within 60 days of the relevant date. Unless otherwise indicted by footnote, the named individuals have sole voting and investment power with respect to the shares of stock beneficially owned.

(2)	Based on 3,270,680 shares outstanding as of March 17, 2006.

(3)	Mr. Black served as our interim Chief Financial Officer until May 6, 2005. He currently serves as a consultant to the Company.

(4)	Based on information included in a Schedule 13D filed by Messrs. Steel on March 8, 2006. Messrs. Steel were awarded the above-referenced shares in connection with an agreement to provide consulting services to the Company.

Change of Control upon February 2005 Reverse Merger

In the first quarter of 2005, the Company completed a series of recapitalization transactions which began January 31, 2005 with a change in control due to the purchase of a majority of our common stock by CSI – South Carolina. The recapitalization transactions culminated on February 11, 2005 with the merger of CSI – South Carolina into VerticalBuyer, our issuance of preferred stock, common stock, common stock warrants and certain subordinated notes, and the change of our name to Computer Software Innovations, Inc. from VerticalBuyer. For more information on the merger and related transactions, see “Certain Relationships and Related Transactions.”

Potential for Change of Control

As of April 14, 2006, our outstanding shares of common stock totaled 3,345,680, 2,169,264 of which were owned by management. Accordingly, as of such date, our management effectively possessed control of the Company. However, pursuant to a registration statement on Form SB-2 filed and declared effective February 14,

2006, Barron Partners LP may sell up to 15,295,728 shares of common stock. Barron is prohibited from beneficially owning greater than 4.9% of our shares (except under limited circumstances involving significant acquisition transactions). However, one or more investors could acquire enough shares in or subsequent to the offering so as to effect a change of control of the Company. We are currently unaware of any plan or arrangement to effect a change of control of us.

Section 16(a) Beneficial Ownership Reporting Compliance

On January 25, 2006, we filed a Form 8-A registering our common stock, $.001 par value per share, under Section 12(g) of the Securities and Exchange Act of 1934 (the “Exchange Act”). Prior to filing the Form 8-A, we had no class of equity security registered under the Exchange Act. Accordingly, no Section 16(a) beneficial ownership forms were required to be filed in 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Maximum Ventures Purchase of Controlling Interest in VerticalBuyer

On March 12, 2004, Maximum Ventures, Inc. (“Maximum Ventures”) purchased 13,950,000 shares of our predecessor’s (VerticalBuyer, Inc. or “VerticalBuyer”) common stock from controlling stockholders Leslie Kent and Timothy Rosen for $150,000. At the time, the purchase represented the transfer of approximately 80% of VerticalBuyer’s outstanding common stock. In the stock purchase transaction, Maximum Ventures assumed certain liabilities of VerticalBuyer. In August 2004, Joseph Donahue resigned from the Board of Directors, and on August 16, 2004, Chris Kern was appointed as a director of VerticalBuyer. On October 22, 2004, Messrs. Kent and Rosen resigned as officers and directors of VerticalBuyer. Mr. Kern then appointed Abraham Mirman, President of Maximum Ventures, as director and CEO of VerticalBuyer. Mr. Kern subsequently resigned from the board and was appointed Interim CFO on November 17, 2004.

Participants in the Merger and Related Transactions

Immediately prior to the February 2005 merger of the Company and CSI – South Carolina owned of record and beneficially approximately 77% of all of the issued and outstanding capital stock of VerticalBuyer. As previously disclosed, these shares were purchased on January 31, 2005 from Maximum Ventures pursuant to a stock purchase agreement dated January 31, 2005. A portion of the consideration for the purchase of such shares was approximately $450,000 plus $20,000 paid for reimbursement of Maximum Ventures’ legal expenses. Of the total paid to Maximum Ventures by CSI – South Carolina, approximately $56,387.50 was applied against VerticalBuyer’s outstanding liabilities. A portion of the consideration was paid out of cash of CSI – South Carolina, and $50,000 was advanced by Barron. The purchase of the shares from Maximum Ventures was arranged by Barron, which subsequently purchased certain shares of our preferred stock and warrants. None of our directors or executive officers is affiliated with Barron, and Barron’s relationship with us is otherwise limited to its ownership of the Series A non-voting convertible preferred stock, certain warrants to purchase common stock, a subordinated loan to us in the original principal amount of approximately $1.9 million and related agreements. Barron received no finder’s or other fee with respect to its role in the transaction with Maximum Ventures.

Two of our directors, Nancy K. Hedrick and Thomas P. Clinton, were formerly directors, executive officers and shareholders of CSI – South Carolina. Likewise, our current officers, with the exception of David B. Dechant, are the former officers of CSI – South Carolina. During the period following the January 31, 2005 purchase by CSI – South Carolina of a controlling interest in VerticalBuyer from Maximum Ventures until immediately prior to the merger, the following principals of CSI – South Carolina served in the following officer positions with VerticalBuyer: Nancy K. Hedrick, President and CEO; Joe G. Black, Interim Chief Financial Officer; Beverly N. Hawkins, Secretary; and William J. Buchanan, Treasurer. Upon the consummation of the merger on February 11, 2005 the following former shareholders and officers of CSI – South Carolina became executive officers of the Company, as follows: Nancy K. Hedrick, President and CEO; Thomas P. Clinton, Vice President of Sales; Beverly N. Hawkins, Secretary and Vice President of Product Development; William J. Buchanan, Treasurer and Vice President of Delivery and Support; and Joe G. Black, Interim CFO. On July 5, 2005, Mr. Black resigned his position as Interim CFO and became a consultant to the Company.

On February 10, 2005, VerticalBuyer entered into an Agreement and Plan of Merger with CSI – South Carolina. At that time, CSI – South Carolina owned approximately seventy-seven percent (77%) of VerticalBuyer’s issued and outstanding common stock. The Agreement and Plan of Merger provided that, upon the terms and conditions set forth in the agreement, CSI – South Carolina would merge into VerticalBuyer, and that VerticalBuyer would continue as the surviving corporation. The merger and related transactions were consummated on February 11, 2005.

Pursuant to the Agreement and Plan of Merger, in the merger and related CSI – South Carolina dividend transactions, the former shareholders of CSI – South Carolina received certain consideration in exchange for their shares of common stock in CSI – South Carolina. Specifically, they received approximately $7.1 million of cash, subordinated notes aggregating approximately $1.9 million to be repaid over the next fifteen months and 2,526,905 shares of our common stock. The five shareholders included Nancy K. Hedrick, our current Chief Executive Officer and Director; Thomas P. Clinton, Vice President of Sales and Director; William J. Buchanan, Treasurer and Vice President of Delivery and Support; Beverly N. Hawkins, Secretary and Vice President of Product Development; and Joe G. Black, our former interim Chief Financial Officer.

As described under the caption “Executive Compensation—Employment Agreements,” Ms. Hedrick, Ms. Hawkins and Messrs Clinton and Buchanan entered into employment agreements with the Company. As also described in “—Consulting Arrangements” below, Mr. Black entered into a consulting agreement with the Company.

Lease

We lease approximately 4800 square feet of office space from our former Interim Chief Financial Officer, Joe Black. The total rent paid to Mr. Black in the 2005 and 2004 fiscal years was approximately $30,000 per year. We believe the leasing arrangement with Mr. Black is competitive with similar arms length leasing arrangements in Easley, South Carolina. The lease with Mr. Black terminated on December 31, 2005, although we continue to rent the office space from him on a month-to-month basis. After April 30, 2006, we will no longer rent the office space from Mr. Black.

Consulting Arrangements

Robert F. Steel and Kenneth A. Steel

We have entered into a consulting arrangement with Robert F. Steel and Kenneth A. Steel of Lamont, Illinois, for Messrs. Steel to advise the Company on the development and implementation of strategic business plans, to assist management in developing marketing and growth strategies, and to assist management in seeking out and analyzing potential acquisition opportunities. On February 27, 2006, the Company entered into a Letter of Engagement (the “LOE”) and individual stock agreements of the same date with Robert F. Steel and Kenneth A. Steel, Jr. The terms of the LOE and the stock agreements provide that Messrs. Steel will provide consulting services to the Company through February 10, 2008. In exchange, the Company issued 172,367 shares of common stock to each of Kenneth A. and Robert F. Steel pursuant to the Company’s 2005 Incentive Compensation Plan. If Robert F. or Kenneth A. Steel is terminated for cause prior to the earlier to occur of February 28, 2007 or a change in control of the Company, then he will be required to return one-third of the stock award at the time of termination.

Robert F. Steel has more than fifteen years of management and consulting experience with public and private companies in a variety of industries, including technology companies. He is President, CEO, Director and a shareholder of K.A. Steel Chemicals, Inc., a Chicago, Illinois based chemical manufacturing and distribution company. He is also Chairman, Director, and a co-owner of Montana Metal Products, L.L.C., a precision sheet metal fabrication and machining company located in Des Plaines, Illinois. Mr. Steel holds a Bachelor of Science degree in Accounting and Finance from Georgetown University and a Master’s in Business Administration from the University of Chicago. He also did one year of post-graduate work in international marketing and finance at the Oxford Center of Management at Oxford University, England.

Kenneth A Steel is Executive Vice President, Director and a shareholder of K.A. Steel Chemicals, Inc. He is also President, Director and co-owner of San Francisco Foods, L.L.C., a San Francisco, California based branded food company. Mr. Steel has been involved as a consultant and/or as management in initial public offerings for several entities.

Messrs. Steel are investors in Barron Partners LP, which holds our Series A Convertible Preferred Stock, the warrants and some of our subordinated debt. Robert F. Steel is co-owner of Montana Metal Products, L.L.C., with Anthony H. Sobel, our Chairman.

Joe G. Black

We entered into a consulting agreement with Joe G. Black to provide financial and accounting consulting services to us with a compensation of $75 an hour during the term of the consulting agreement. The consulting agreement provides for an initial term of one year, which began on July 5, 2005. The consulting agreement also contains provisions prohibiting Mr. Black from competing with us, soliciting our customers or suppliers or employing any of our employees for a period of one year following expiration of the consulting agreement. The initial term of the consulting agreement is renewable in one year increments upon mutual agreement with the same compensation.

Settlement of Litigation

As previously disclosed in filings with the Securities and Exchange Commission, on April 4, 2005, Integrated Tek Solutions, Inc. filed a lawsuit against us in the Supreme Court of the State of New York, County of New York, alleging breach of contract, fraud, negligent misrepresentation and promissory estoppel. The action arose out of a letter of intent pursuant to which a predecessor to the plaintiff, Yasup, LLC, and our predecessor, CSI – South Carolina, conducted negotiations relating to a potential acquisition of CSI – South Carolina’s capital stock by Yasup, LLC. Named defendants included the Company and some of our current and former officers and directors, including Nancy K. Hedrick, Joe G. Black, Beverly N. Hawkins, Thomas P. Clinton and William J. Buchanan. Ms. Hedrick and Mr. Clinton are currently serving as directors and are director nominees. Other defendants included Alan Marrullier, The Geneva Companies, Inc., Capital Access Group LLC, Barron Partners LP, Liberty Capital LLC, Andrew Worden, Philip Seifert, Ned Gelband and Lee Haskin. The complaint sought damages of up to $60 million. In order to avoid any potential conflicts of interest, our Board of Directors on July 8, 2005 formed a special litigation committee composed of outside directors who were not named defendants to manage the lawsuit.

On December 28, 2005, settlement was reached by all parties to the lawsuit. Pursuant to a settlement agreement, Integrated Tek Solutions, Inc. released all claims against all defendants in exchange for payment of the sum of $600,000. Of that amount, $200,000 was paid by the Company. The above-named five individual current and former officers and directors of the Company contributed an additional $20,000 each. The balance of $300,000 was paid by the other defendants named in the lawsuit.

The settlement was approved by the special litigation committee of the Board of Directors of the Company. The special litigation committee engaged independent counsel, who conducted an investigation, and they found no evidence of wrongdoing on the party of the Company or its officers. Although the Company believed the lawsuit to be without merit, in light of the expected cost of continuing litigation the Company believed the settlement to be prudent and in the best interest of its stockholders.

AUDIT INFORMATION

Change in Independent Registered Public Accounting Firm

On January 31, 2005, the Board of Directors of the Company engaged Elliott Davis, LLC as the Company’s independent registered public accounting firm to replace Sherb & Co., LLP for the fiscal year ended December 31, 2004. On such date, CSI-South Carolina acquired approximately 77% of the issued and outstanding shares of common stock of the Company. Elliott Davis was the existing public accountant of CSI-South Carolina. Accordingly, in the interest of economy and in order to avoid duplication, the Board of Directors of the Company voted to dismiss Sherb & Co., LLP and engage Elliott Davis, LLC as the Company’s new independent accountant.

The report of Sherb & Co., LLP on the consolidated financial statements of the Company for its fiscal year ended December 31, 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Sherb & Co., LLP on the consolidated financial statements of the Company for its fiscal year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, but was modified to reflect the existence of certain conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

In connection with its audits for the two fiscal years ended December 31, 2003 and through the interim period ended January 31, 2005, there were no disagreements with Sherb & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sherb & Co., LLP would have caused them to make reference thereto in their report on the Company’s consolidated financial statements for such years.

During the 2003 and 2004 fiscal years and through January 31, 2005, were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)).

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth professional fees billed by Elliott Davis, LLC to the Company for professional services rendered for the fiscal years ended December 31, 2005 and 2004. In 2005, audit fees consisted primarily of the audit of the Company’s annual consolidated financial statements and for reviews of the condensed financial statements included in the Company’s quarterly reports on Form 10-QSB. Audit related fees consisted primarily of services rendered in connection with the Company’s registration statement on Form SB-2 declared effective by the Securities Exchange Commission on February 14, 2006. Tax fees consists of those fees billed by the independent registered accounting firm’s tax department, except those services related to the audit, including tax advice provided to the Company’s named executive officers.

Description	2005	2004
Audit fees	$78,600	$32,600
Audit related	85,700	35,500
Tax fees	8,000	7,400
All other fees	0	0

TOTAL FEES	$172,300	$75,500

Pre-approved Services

The Company’s Audit Committee Charter stipulates that the audit committee will pre-approve all audit and non-audit services (subject to de minimis exceptions as defined by law for non-audit services) provided by the independent auditors in accordance with applicable regulations. The audit committee may delegate its authority to pre-approve non-audit services to one or more designated audit committee members. As permitted in its charter, the audit committee delegated its pre-approval authority with respect to non-audit services provided to the Company by Elliott Davis, LLC, to Anthony H. Sobel, the audit committee chairman. The decisions of the designated member shall be presented to, and ratified by, the full audit committee at the next subsequent meeting. In 2005, all audit related services, tax services and other services were pre-approved by the audit committee.

Selection of Independent Registered Public Accounting Firm

We have retained Elliott Davis, LLC to serve as the Company’s independent registered public accounting firm for the 2006 fiscal year. Representatives of Elliott Davis, LLC will be present at the Annual Meeting and available to respond to appropriate questions from stockholders and may make a statement if they so desire.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors is responsible for providing independent oversight of the Company’s accounting functions and internal controls. Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee has reviewed the audited financial statements for the year ended December 31, 2005 and has discussed the audited financial statements with management. The Audit Committee has discussed with our independent accountants, Elliott Davis, LLC, the matters required to be discussed by Statement on Auditing Standards No. 61 – Codification of Statements on Auditing Standards (having to do with accounting methods used in the financial statements). The Audit Committee has received written disclosures and the letter from Elliott Davis, LLC required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor’s independence), and has discussed with Elliott Davis, LLC the auditor’s independence. Based on this, the Audit Committee recommended to the Board that the audited financial statements be included in the Computer Software Innovations, Inc. Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

The Audit Committee

Anthony H. Sobel, Chairman

Shaya Phillips

Easley, South Carolina

March 20, 2006

PROPOSAL 2

APPROVAL OF ADJOURNMENT

Due to the voting requirements on one or more proposals that we are presenting to stockholders for approval at the Annual Meeting, we have included an additional proposal with respect to the adjournment of the annual meeting. It is possible that we may not receive by the date of the Annual Meeting a sufficient number of votes to (i) constitute a quorum for the conduct of business or (ii) approve one or more proposals being presented. In either event, we would consider adjourning the Annual Meeting to a later date or dates in order to permit the further solicitation of proxies. Accordingly, we are submitting the question of adjournment to our stockholders as a separate proposal for their consideration, if necessary, in order to allow proxies that we have received at the time of the Annual Meeting to be voted for an adjournment.

Upon any adjournment of the Annual Meeting, no written notice of such adjournment of meeting is required to be given to stockholders if an announcement is made at the Annual Meeting of the place, date and time to which the Annual Meeting is adjourned, the adjournment is for no more than 30 days and no new record date is fixed for the adjourned meeting.

Vote Required

The Proposal for Adjournment must be approved by the affirmative vote of a majority of the votes of holders of record of the Company’s common stock present at the meeting and entitled to vote on the proposal. Abstentions and broker “non-votes” will have the same effect as a vote against the proposal.

The Board of Directors recommends that the stockholders vote “FOR” the Proposal for Adjournment.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Under the regulations of the Securities and Exchange commission, any stockholder desiring to make a proposal to be acted upon at the 2007 Annual Meeting of Stockholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, no later than December 21, 2007, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that meeting. The address for the Secretary of the Company is 900 East Main Street, Suite T, Easley, South Carolina 29640.

The Company’s Amended and Restated Bylaws also prescribe the procedures that a stockholder must follow to nominate directors or to bring other business before stockholders’ meetings. For a stockholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the Secretary of the Company no later than March 7, 2007 and no earlier than February 20, 2007. If the date of the 2007 Annual Meeting of Stockholders is changed by more than 30.days from the anniversary date of the preceding annual meeting, then the notice from the stockholder must be received no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. Notice of a nomination for director must describe various matters regarding the nominee and the stockholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefore, and other specified matters. Any stockholder may obtain a copy of the Company’s Amended and Restated Bylaws, without charge, upon written request to the Secretary of the Company at the address set forth above.

IMPORTANT

To assure your representation and a quorum for the transaction of business at the Annual Meeting, we urge you to please complete, sign, date and return the enclosed proxy card promptly.

OUR 2005 ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO STOCKHOLDERS WITH THIS PROXY STATEMENT. SUCH ANNUAL REPORT INCLUDES OUR 2005 FORM 10-KSB, WITHOUT EXHIBITS. ADDITIONAL COPIES OF OUR FORM 10-KSB (WITHOUT EXHIBITS) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO COMPUTER SOFTWARE INNOVATIONS, INC. AT THE FOLLOWING ADDRESS:

900 EAST MAIN STREET, SUITE T

ATTN: CHIEF FINANCIAL OFFICER

EASLEY, SOUTH CAROLINA 29640

THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

APPENDIX A

COMPUTER SOFTWARE INNOVATIONS, INC.

AUDIT COMMITTEE CHARTER

I. PURPOSE

The audit committee is established by and among the board of directors for the primary purpose of assisting the board in:

•	Overseeing the integrity of the company’s financial statements.

•	Overseeing the independent auditor’s qualifications and independence.

•	Overseeing the performance of the company’s independent auditor, and its internal audit function (if and when instituted).

•	Overseeing the company’s systems of disclosure controls and procedures, internal controls over financial reporting, internal controls over compliance with legal and regulatory requirements, and compliance with ethical standards as may be adopted by the company.

Consistent with this function, the audit committee should encourage continuous improvement of, and should foster adherence to, the company’s policies, procedures, and practices at all levels. The audit committee should also provide for open communication among the independent auditor, financial and senior management, the internal audit function (if and when instituted), and the board of directors.

The audit committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

The company will provide appropriate funding, as determined by the audit committee, for compensation to the independent auditor, to any advisors that the audit committee chooses to engage, and for payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

The audit committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this charter. The audit committee will report regularly to the board of directors regarding the execution of its duties and responsibilities.

II. COMPOSITION AND MEETINGS

The audit committee will comprise three or more directors as determined by the board. Each audit committee member will be a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. All committee members must be independent, including being free of disallowed compensation agreements, under all other applicable rules and regulations.

All members of the committee must comply with all financial literacy requirements of the securities exchange(s) on which the company may be listed. The board will determine whether at least one member of the committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the SEC. The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed in periodic filings as required by the SEC.

The members of the committee will be elected by the board at the annual organizational meeting of the board to serve until their successors are elected. Unless a chairperson is elected by the full board, the members of the committee may designate a chairperson by majority vote.

The committee will meet four times annually, or more frequently as circumstances dictate. As part of its responsibility to foster open communication, the committee will, as it deems appropriate, meet periodically with management and the independent auditor in separate executive sessions.

III. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the audit committee will:

Documents/Reports/Accounting Information Review

1.	Review this charter periodically, at least annually, and recommend to the board of directors any necessary amendments.

2.	Review and discuss with management and the independent auditor the company’s annual financial statements, and as applicable, all internal controls reports (or summaries thereof). Review and discuss with management (and the independent auditor, as the committee deems appropriate) the company’s quarterly financial statements (prior to the company’s 10-QSB filings or release of earnings). Review other relevant reports or financial information submitted by the company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditor (or summaries thereof).

3.	Recommend to the board whether the financial statements should be included in the annual report on Form 10-KSB.

4.	Review the regular internal reports to management (or summaries thereof) prepared by the internal auditing function (if and when instituted), as well as management’s response.

Independent Auditor

5.	Appoint, compensate, retain, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Discuss with the independent auditor the overall scope and plans for its audit, including the adequacy of staffing. Review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor will report directly to the audit committee and the audit committee will oversee the resolution of disagreements between management and the independent auditor if they arise. Consider whether the auditor’s performance of permissible nonaudit services is compatible with the auditor’s independence. Discuss with the independent auditor the matters required to be discussed under Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 84 and SAS No. 90.

6.	Review with the independent auditor any problems or difficulties and management’s response; as applicable, review the independent auditor’s attestation and report on management’s internal control report, from the time that such reports are prepared; and hold timely discussions with the independent auditor regarding the following:

•	All critical accounting policies and practices.

•	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

•	Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.

7.	At least annually, obtain and review a report by the independent auditor describing:

•	The firm’s internal quality-control procedures.

•	Any material issues raised by the most recent internal quality-control review or peer review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	All relationships between the independent auditor and the company, addressing the matters set forth in Independence Standards Board Standard No. 1.

This report should be used to evaluate the independent auditor’s qualifications, performance, and independence. Further, the committee will review the experience and qualifications of the lead partner and other senior members of the independent audit team each year and determine that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed. The committee will also consider whether there should be rotation of the firm itself.

8.	Actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take, or recommend that the full board take, appropriate actions to oversee the independence of the outside auditor.

9.	Review and pre-approve (which may be pursuant to pre-approval policies and procedures) both audit and nonaudit services to be provided by the independent auditor. The authority to grant pre-approvals may be delegated to one or more designated members of the audit committee whose decisions will be presented to the full audit committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

10.	Review the Company’s policies and internal controls governing compliance with laws and regulations restricting the hiring of employees or former employees of the independent auditor.

Financial Reporting Processes, Accounting Policies, and Internal Control Structure

11.	In consultation with the independent auditor and the internal audit function (if and when instituted), review the integrity of the organization’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls and procedures and internal control over financial reporting).

12.	Receive and review any disclosure from the company’s CEO or CFO made in connection with the certification of the company’s quarterly and annual reports filed with the SEC of: a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company’s ability to record, process, summarize, and report financial data; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the company’s internal controls.

13.	Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles; major issues as to the adequacy of the company’s internal controls; significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and any special audit steps adopted in light of material control deficiencies.

14.	Review the effect of regulatory and accounting initiatives, as well as off-balance-sheet structures, on the financial statements of the company.

15.	Review and approve all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K.

16.	Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters.

17.	Establish procedures for the confidential, anonymous submission by company employees regarding questionable accounting or auditing matters.

Internal Audit

18.	Review management proposals and advise on the establishment of an internal audit function when deemed cost effective and otherwise appropriate.

19.	Review and advise on the selection and removal of the internal audit director or staff performing this function, as applicable.

20.	Review activities, organizational structure, and qualifications of the internal audit function, as applicable.

21.	As applicable, periodically review with the internal audit director (or staff person performing such duties) any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.

Ethical Compliance, Legal Compliance, and Risk Management

22.	Establish, review, and update periodically a code of business conduct and ethics and determine whether management has established a system to enforce this code. Determine whether the code is in compliance with all applicable rules and regulations.

23.	Review management’s monitoring of the company’s compliance with its code of business conduct and ethics, and determine whether management has the proper review system in place such that the company’s financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

24.	Review, with the company’s counsel, legal compliance matters, including corporate securities trading policies.

25.	Review, with the company’s counsel, any legal matter that could have a significant impact on the company’s financial statements.

26.	Review policies and internal controls with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the company’s major financial risk exposures and the steps management has undertaken to control them.

Other Responsibilities

27.	Review with the independent auditor, the internal auditing function (when and if applicable), and management the timing and extent to which changes or improvements in financial or accounting practices have been implemented or are scheduled to be implemented.

28.	Prepare the audit committee report that the SEC requires be included in the company’s annual proxy statement, as applicable.

29.	Perform any other activities consistent with this charter, the company’s bylaws, and governing law, as the board deems necessary or appropriate.

* * * *

This Charter shall not be construed in a manner that imposes upon the audit committee a higher standard of care than that imposed upon committees of boards of directors generally, pursuant to applicable law. It is not the duty of the committee to plan or conduct audits or to determine that the company’s financial statements are complete or accurate or are in accordance with GAAP. Management is responsible for the preparation, presentation and integrity of the company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the company. The independent auditor is responsible for auditing the company’s financial statements and for reviewing the company’s unaudited interim financial statements.

Approved by the Board of Directors on July 29, 2005.

APPENDIX B

Policy for Nomination of Directors

March 20, 2006

1. Nominees for election to the Company’s Board of Directors (the “Board”) shall be recommended and approved by the Board of Directors, and if approved, shall be nominated to stand for election at the Annual Meeting of Stockholders.

2. In evaluating potential nominees for consideration the Board shall consider, among other factors the following:

•	The ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;

•	The extent to which the prospective nominee helps the Board reflect the diversity of the Company’s stockholders, employees and customers; and

•	The willingness of the prospective nominee to abide by the Company’s Code of Ethics and other policies applicable to directors.

The Board shall also consider such other relevant factors as they deem appropriate in its business judgment, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees.

B-1

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú

PROXY

COMPUTER SOFTWARE INNOVATIONS, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Nancy K. Hedrick, David B. Dechant and Beverly N. Hawkins, and each or any of them, proxies for the undersigned, with power of substitution, to vote all of the shares of common stock of Computer Software Innovations, Inc., held of record by the undersigned on April 14, 2006, at the Annual Meeting of Stockholders of Computer Software Innovations, Inc. to be held at 9:00 a.m. on May 10, 2006 and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transactions of such other business as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND IN FAVOR OF PROPOSAL 2.

PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú

PROXY

				Please mark your votes like this		☒

1. ELECTION OF DIRECTORS:	FOR all nominees listed (except as withheld)	WITHHOLD from all nominees listed	2. APPROVAL OF ADJOURNMENT:	FOR	AGAINST	ABSTAIN
Anthony H. Sobel Nancy K. Hedrick Shaya Phillips Thomas P. Clinton	☐	☐		☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below: _______________________________________________			Authorized Signature – Sign Below – This section must be completed for your instructions to be executed.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature _____________________ Date _____________ Signature, if held jointly ___________________    Date __________

Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title of such. If a corporation, please sign in corporation’s name by President or other authorized officer. If a partnership, please sign in partnership’s name by authorized person.